UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       DATE OF REPORT (Date of earliest event reported): December 11, 2007

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                           FIRST MERCHANTS CORPORATION
             (Exact name of registrant as specified in its charter)

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         INDIANA                     0-17071                     35-1544218
(State or other jurisdiction   (Commission file number)        (IRS Employer
     of incorporation)                                       Identification No.)

                             200 East Jackson Street
                                  P.O. Box 792
                              Muncie, IN 47305-2814
          (Address of principal executive offices, including zip code)

                                 (765) 747-1500
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to  Rule 14a-12 under  the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 8.01  OTHER EVENTS

First Merchants Corporation Announces Stock Repurchase

At its regularly scheduled meeting held on December 4, 2007, the Board of Directors of First Merchants Corporation authorized management to repurchase up to 500,000 of the Corporation's Common Stock through the open market. This authorization expires on December 31, 2008.